Exhibit 10.3.a
                             FIFTH AMENDMENT TO THE
                         ARIZONA PUBLIC SERVICE COMPANY
                           DEFERRED COMPENSATION PLAN


         Effective January 1, 1978, ARIZONA PUBLIC SERVICE COMPANY (the "Company") adopted the ARIZONA PUBLIC SERVICE COMPANY DEFERRED COMPENSATION PLAN (the "Plan"). The Plan was subsequently amended and restated several times and was the most recent amendment and restatement becoming effective January 1, 1984. The Plan was thereafter amended on December 22, 1986, December 23, 1987, April 4, 1993, and August 1, 1994. By this instrument, the Company desires to amend the Plan to change the retirement date on which participants may retire and receive benefits.

         1. This Amendment shall amend only the provisions of the Plan as set forth herein, and those provisions not expressly amended hereby shall be considered in full force and effect.

         2.       Section IV.A.2 is hereby amended to read as follows:

                           2. Separation from employment after attainment by the
                  Participant of the age of fifty-five (55) years if such Participant has been credited with ten (10) Years of Service (as defined below); for purposes of this Section, "Years of Service" shall have the same meaning as that given it in the Arizona Public Service Company Employees' Retirement Plan, as amended (which definition is incorporated herein by this reference);

         3. The provisions of this Amendment shall be effective as of January 1, 1997.
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         Except as amended  and  supplemented  by this  instrument,  the Company hereby ratifies the Plan as restated effective January 1, 1984, and thereafter amended.

                            DATED: December 18, 1996



                    ARIZONA PUBLIC SERVICE COMPANY

                    By:  Nancy C. Loftin
                       ---------------------------------
                       Its:  Vice President, Chief Legal Counsel and Secretary
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